UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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SPECIMEN
VOTE
NOW!
LAUDUS FUNDS
2018 Special Meeting
September 17, 2018
Important proxy voting material is ready for your action.
Three
Ways to Vote
Now via Proxy Vote
At the Meeting
By Phone 1.800.454.8683
Vote By September 16, 2018 11:59 PM ET
Control Number: 0123456789012345
Account Number: 3456789012345678901
Important
Materials
Proxy Statement
For holders as of July 20, 2018
CUSIP: 51855Q622
Proxy
Vote
a Broadridge service

(c)1997 - 2018 Broadridge Financial Solutions, Inc.
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc.
CUSIP is a registered trademark of the American Bankers Association.
All other registered marks belong to their respective owners.
Email Settings | Terms and Conditions | Privacy Statement

SPECIMEN
VOTE
NOW!
LAUDUS FUNDS
2018 Special Meeting
September 17, 2018
Important proxy voting material is ready for your action.
Three
Ways to Vote
Now via Proxy Vote
At the Meeting
By Phone 1.800.454.8683
Vote By September 16, 2018 11:59 PM ET
Control Number: 0123456789012345
Account Number: 3456789012345678901
Important
Materials
Proxy Statement
For holders as of July 20, 2018
CUSIP: 51855Q580
Proxy
Vote
a Broadridge service

(c)1997 - 2018 Broadridge Financial Solutions, Inc.
ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc.
CUSIP is a registered trademark of the American Bankers Association.
All other registered marks belong to their respective owners.
Email Settings | Terms and Conditions | Privacy Statement